UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2012
TESORO LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Effective September 14, 2012, Tesoro Logistics LP (the "Partnership" or "TLLP") entered into a transaction (the "Long Beach Assets Acquisition") with Tesoro Corporation ("Tesoro") pursuant to which TLLP acquired from Tesoro the Long Beach marine terminal assets and related short-haul pipelines, including the Los Angeles short-haul pipelines (collectively, the "Long Beach Assets").

This transaction was a transfer between entities under common control. Accordingly, the Partnership's condensed combined consolidated financial statements and notes have been retrospectively adjusted to include the financial results of the Long Beach Assets for all periods presented.

Included herein as Exhibit 99.1 are the unaudited condensed combined consolidated financial statements of the Partnership as of March 31, 2012 and December 31, 2011 and for the three months ended March 31, 2012 and 2011. These unaudited condensed combined consolidated financial statements give retrospective effect to the Long Beach Assets Acquisition and update the Partnership's previously recasted financial statements filed as Exhibit 99.1 to the Partnership's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on May 22, 2011 (the "Form 8-K"). Also, included herein as Exhibit 99.2 is the Management’s Discussion and Analysis of Financial Condition and Results of Operations which is derived from the unaudited condensed combined consolidated financial statements, and updates Exhibit 99.2 in the Form 8-K. The Form 8-K updated Items 1 and 2 to the Quarterly Report on Form 10-Q for the first quarter of 2012, filed with the SEC on May 8, 2012, to reflect the acquisition of the Martinez crude oil marine terminal assets effective April 1, 2012.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Unaudited Condensed Combined Consolidated Financial Statements of Tesoro Logistics LP.
99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations.
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
__________
In accordance with Rule 402 of Regulation S-T, the XBRL information in Exhibit 101 to this Form 8-K shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 14, 2012

TESORO LOGISTICS LP
By:	Tesoro Logistics GP, LLC
Its general partner

By:	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

99.1	Unaudited Condensed Combined Consolidated Financial Statements of Tesoro Logistics LP.
99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations.
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
__________
In accordance with Rule 402 of Regulation S-T, the XBRL information in Exhibit 101 to this Form 8-K shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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